UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2023
KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54687	27-1627696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
The information in this Report set forth under Item 2.03 regarding the Amended and Restated Portfolio Loan Facility (defined below) is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
Amended and Restated Portfolio Loan Facility
On November 3, 2021, KBS Real Estate Investment Trust III, Inc. (the “Company”), through indirect wholly owned subsidiaries (each a “Borrower” and together, the “Borrowers”), entered into a two-year loan agreement with Bank of America, N.A., as administrative agent; BofA Securities, Inc., Wells Fargo Securities, LLC and Capital One, National Association as joint lead arrangers and joint book runners; Wells Fargo Bank, N.A., as syndication agent, and each of the financial institutions a signatory thereto, for an amount up to $613.2 million, of which $459.9 million was term debt and $153.3 million was revolving debt (the “Amended and Restated Portfolio Loan Facility”). The current lenders under the Amended and Restated Portfolio Loan Facility are Bank of America, N.A.; Wells Fargo Bank, National Association; U.S. Bank, National Association; Capital One, National Association; PNC Bank, National Association; Regions Bank; and Zions Bankcorporation, N.A., DBA California Bank & Trust (together, the “Amended and Restated Portfolio Loan Facility Lenders”).
The Amended and Restated Portfolio Loan Facility is secured by 60 South Sixth, Preston Commons, Sterling Plaza, Towers at Emeryville, Ten Almaden and Town Center.
The Amended and Restated Portfolio Loan Facility had a maturity date of November 3, 2023, with one 12-month extension option, subject to certain terms and conditions as described in the loan documents. As of November 3, 2023, the Company did not meet the conditions necessary to exercise the one-year extension option. On November 8, 2023, the Company, through the Borrowers, entered into a loan modification and extension agreement with the Amended and Restated Portfolio Loan Facility Lenders, effective as of November 3, 2023 (the “Extension Agreement”). Pursuant to the Extension Agreement, the maturity date of Amended and Restated Portfolio Loan Facility was extended to November 17, 2023 with no additional options to extend the maturity date.
On November 17, 2023, the Company, through the Borrowers, entered into a second loan modification and extension agreement with the Amended and Restated Portfolio Loan Facility Lenders (the “Second Extension Agreement”) and further extended the maturity date of the Amended and Restated Portfolio Loan Facility to December 22, 2023. The Second Extension Agreement has no additional options to extend the maturity date. As of November 17, 2023, the aggregate outstanding principal balance of the Amended and Restated Portfolio Loan Facility was approximately $606.3 million. The unadvanced portion of the commitment of approximately $6.9 million was permanently cancelled pursuant to the Extension Agreement.
The Company continues to have discussions with the Amended and Restated Portfolio Loan Facility Lenders regarding a potential modification of the Amended and Restated Portfolio Loan Facility which would include, among other modifications, an extension of the maturity date, but the Company can give no assurance that such modification will be completed.

Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. These include statements about the Company’s plans, strategies and prospects and these statements are subject to known and unknown risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those contemplated by such forward-looking statements. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Moreover, you should interpret many of the risks identified in this report, as well as the risks set forth below, as being heightened as a result of the continued disruptions in the financial markets impacting the U.S. commercial real estate industry, especially as it pertains to commercial office buildings. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and in Part II, Item 1A of the Company’s Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission.
The ongoing challenges affecting the U.S. commercial real estate industry, especially as it pertains to commercial office buildings, continues to be one of the most significant risks and uncertainties the Company faces. The combination of the continued economic slowdown, rising interest rates and significant inflation (or the perception that any of these events may continue), as well as a lack of lending activity in the debt markets, have contributed to considerable weakness in the commercial real estate markets. There can be no assurance as to when the markets will stabilize. Upcoming and recent tenant lease expirations and leasing challenges in certain markets amidst the aforementioned headwinds coupled with slower than expected return-to-office, most notably in the San Francisco Bay Area where the Company owns several assets, have had direct and material impacts on the Company’s ability to access certain credit facilities and on the Company’s ongoing cash flow. Additionally, due to disruptions in the financial markets, it is becoming increasingly difficult to refinance maturing debt obligations as lenders are hesitant to make new loans in the current market environment with so many uncertainties surrounding asset valuations, especially in the office real estate market. The Company has $1.7 billion of loan maturities in the next 12 months. All but three of the loans have additional extension options; however, these extensions are subject to certain terms and conditions contained in the loan documents some of which are more stringent than the Company’s current loan compliance tests, including loan-to-value, debt service coverage or other requirements. As a result, in order to qualify for certain loan extensions, the Company will likely be required to reduce the loan commitment by a substantial amount, make paydowns on certain loans and/or agree to other loan modifications. There can be no assurances as to the certainty or timing of the Company’s loan extension and refinancing efforts.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: November 21, 2023	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary